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                                                                   Exhibit 10.17




                            Dated 26 September, 1997




                       (1) LIONBRIDGE TECHNOLOGIES IRELAND




                             (2) SILICON VALLEY BANK










                                    DEBENTURE
                           (Fixed and Floating Charge)








                                 A & L Goodbody,
                              1, Earlsfort Centre,
                                  Hatch Street,
                                    Dublin 2.
                             cddbl8Ol.O87(OL1)(OL2)


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THIS DEBENTURE made the 26 September, 1997

BETWEEN

(1) LIONBRIDGE TECHNOLOGIES IRELAND an unlimited company duly incorporated and validly existing under the laws of Ireland having its registered office at Grattan House, Temple Road, Blackrock, County Dublin (hereinafter called "the Company"); and

(2) SILICON VALLEY BANK a Californian Chartered Bank having its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 with a loan production office located at 40 William Street, Wellesley, Massachusetts 02181 (hereinafter called "the Bank").

         WHEREAS:

A. The Company is indebted or may hereafter become indebted to the Bank as guarantor pursuant to the Guarantee this area is obscured in original Borrowers' obligations to the Bank under and pursuant to the Loan Agreement.

B. It has been agreed between the Company and the Bank that all monies now owing or which shall hereafter become owing from the Company to the Bank pursuant to the Guarantee shall be secured in the manner and on the terms hereinafter appearing.


         WITNESSETH and it is hereby AGREED AND DECLARED by and between the parties hereto as follows:-


                         DEFINITIONS AND INTERPRETATION

1        1.1      DEFINITIONS

         Unless otherwise defined herein, terms which are defined in the Guarantee or, as the context may require, the Loan Agreement and used herein are so used as so defined. In addition, the following terms shall have the meanings set forth below:-

         "Book Debts" means the property of the Company charged pursuant to Clause 3.1 hereof;

         "Guarantee" means the guarantee of even date herewith made between (1) the Company and (2) the Bank pursuant to which the Company guarantees to the Bank the obligations of each of LioNBridge Technologies Holdings B.V. and LioNBridge Technologies B.V. to the Bank pursuant to the Loan Agreement;


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         "Loan Agreement" means the Loan Agreement dated as of 26 September,
         1997 made between (1) LiONBridge Technologies Holdings B.V. and its wholly owned subsidiary, LioNBridge Technologies B.V. as Borrowers and the Bank as lender;

         "Obligations" means all obligations of the Company to the Bank, whether such obligations are now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including, without limitation, all obligations and liabilities of the Company to the Bank pursuant to the Guarantee.

         1.2      INTERPRETATION

         Words and phrases the definition of which is contained or referred to in Section 2 of the Companies Act, 1963 shall be construed as having the meaning thereby attributed to them. Words importing the singular shall include the plural and vice versa and words importing persons shall include corporations.

         References to statutory provisions shall unless the contrary is clearly stated be a reference to statutory provisions operative in Ireland and will be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification) and shall also include any subordinate legislation made from time to time under those provisions.

         Save as otherwise provided herein any reference to a section, clause, paragraph or a sub-paragraph shall be reference to a section, clause, paragraph or a subparagraph (as the case may be) of this Agreement.

         The headings are inserted for convenience only and shall not affect the construction of this document.

         Reference to any document includes that document as amended, novated, assigned or supplemented from time to time.

         All references in this Agreement to costs or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof.

         The Schedules hereto form part of this Agreement and shall be construed herewith.

         All warranties, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.


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                         OBLIGATION TO PAY AND DISCHARGE

2 The Company shall pay and discharge to the Bank the Obligations in accordance with the provisions of the Guarantee.


                                    SECURITY

3        CHARGING PROVISIONS

         The Company as beneficial owner to the intent that the mortgage and charge hereinafter contained shall be a continuing security for the payment and discharge of all monies and liabilities hereby agreed to be paid or discharged by it

         3.1 HEREBY CHARGES by way of first fixed charge all present and future book and other debts and monetary claims due or owing to the Company together with the benefit of all guarantees, security and indemnities for such debts and all liens, reservations of title, right of tracing and other rights to enforce such claims.

         3.2 HEREBY CHARGES by way of first floating charge the undertaking and all assets and property of the Company whatsoever and wheresoever, both present and future including its uncalled capital for the time being and goodwill and including, without limitation, the assets and property charged pursuant to Clause
                  3.1 above to the extent such charge shall be ineffective as a fixed charge.

         The property and assets referred to in clauses 3.1 and 3.2 inclusive are hereinafter called the "Charged Property".

4        SUPPLEMENTARY PROVISIONS

         4.1 The Company shall at all times during the continuance of the security hereby constituted from time to time do, execute, acknowledge and deliver all and every such further deeds, conveyances, assignments, demises, mortgages, charges, documents and assurances at law as are necessary or advisable or as the Bank may reasonably require for the purpose of giving the Bank a valid first, fixed and specific mortgage, charge or security upon all property and assets of the Company of the same nature as the Book Debts and a valid first floating charge upon the Charged Property referred to in Clause 3.2 whether already owned or hereafter acquired by the Company and for the better granting, conveying, assigning, transfer, demising or charging the same to the Bank for the purpose hereinbefore set forth and for conferring upon the Bank such power of sale and other powers over the Charged Property as are hereby expressed to be conferred.

         4.2 The Company HEREBY DECLARES that in respect of all or any leasehold lands, hereditaments and premises comprised in the Charged Property it shall stand possessed of the reversion or respective reversions hereby reserved of the

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                  term or several terms of years for which the same are held IN
                  TRUST for the Bank (subject to any equity of redemption subsisting under these presents) and shall dispose of the same as the Bank may direct and HEREBY AUTHORISES the Bank to appoint a new trustee or trustees of such reversion or respective reversions in place of the Company or any trustee or trustees appointed under this power as if it, he or they were incapable of acting in the trusts hereby declared and the Company HEREBY irrevocably APPOINTS the secretary for the time being of the Bank the attorney of the Company to assign the said reversion or respective reversions in the name of the Company and on its behalf to the Bank or as it may direct subject to such equity of redemption (if any), as may for the time being be subsisting as aforesaid and to execute and do all deeds, documents and acts necessary or proper for that purpose PROVIDED THAT the powers of the Bank hereunder shall not be exercisable unless and until an Event of Default under and as specified in Clause 8 of the Loan Agreement has occurred and is continuing and/or demand has been made upon the Company under the Guarantee.

         4.3 The Company shall not be at liberty to create or permit to subsist any mortgage or charge (other than in respect of Permitted Indebtedness) over of in respect of the Charged Property which ranks in priority to or pari passu with the charge created hereby.

         4.4 This security shall be a continuing security notwithstanding any settlement of account or other matter or thing whatsoever and in particular (but without prejudice to the generality of the foregoing) shall not be considered satisfied by any intermediate repayment or satisfaction of all or any of the moneys and liabilities hereby secured and shall continue in full force and effect until final repayment in full and total satisfaction of all moneys and liabilities hereby secured; and if upon such final repayment there shall exist any right on the part of the Company or any other person to draw funds or otherwise which, if exercised, would or might cause the Company to become actually or contingently liable to the Bank whether as principal debtor or as surety for another person, then the Bank shall be entitled to retain this security and all rights, remedies and powers conferred thereby and the Charged Property for so long as shall or might be necessary to secure the discharge of such actual or contingent liability as aforesaid; and in the event that any demand shall have been made by the Bank under this deed the said moneys shall forthwith upon the amount thereof being ascertained become due and shall be paid and discharged to the Bank and all provisions hereof shall apply accordingly.

         4.5 This security shall be in addition to and shall not operate so as in any way to prejudice or affect any other security which the Bank may now or at any time hereafter hold for or in respect of the moneys and liabilities hereby secured or any part thereof nor shall any such other security or any lien to which the Bank may be otherwise entitled or the liability of any person not party hereto for all or any part of the moneys and liabilities hereby secured by in any way prejudiced or

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                  affected by this security; and further the Bank shall have full power at its discretion to give time for payment to or make any other arrangement with any such other person without prejudice to the liability of the Company hereunder.

         4.6 If all monies and liabilities hereinbefore covenanted to be paid and discharged have been paid and discharged the Bank shall at the request and cost of the Company as soon as practicable execute such documents as may be necessary to release the security hereby created.

         4.7 The Bank may at any time (either before or after demand has been made by the Bank for the payment of the monies hereby secured) by notice in writing to the Company convert the floating charge created by Clause 3.2 hereof over the Charged Property with immediate effect into a fixed charge as regards any of the assets specified in the notice which the Bank shall consider to be in danger of being seised or sold under any form of distress execution diligence or other process levied or threatened or which may be or become in jeopardy or which have been made or may become the subject of an injunction or otherwise attached.

         4.8 If the Bank receives notice of any subsequent mortgage charge or assignment or other disposition affecting the Charged Property or any part thereof or interest therein the Bank may open a new account for the Company; if the Bank does not open a new account then unless the Bank gives express written notice to the contrary to the Company it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by or on behalf of the Company to the Bank shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Company to the Bank at the time when it received notice.


                           OBLIGATIONS OF THE COMPANY

5        INSURANCE

         5.1 The Company acknowledges the provisions of Clause 6.6 of the Loan Agreement and shall at all times during the continuance of the security hereby constituted maintain insurance of the Charged Property in accordance with and as provided for in the Loan Agreement.


6        GENERAL PROTECTION OF ASSETS

         The Company shall also at all times during the continuance of the security hereby constituted:

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         6.1      institute and maintain all such proceedings as may be
                  necessary or expedient to observe or protect the interest of the Bank and the Company in respect of the Book Debts and other debts of the Company and will (except as the Bank shall otherwise have consented to in writing including, without limitation, in the Loan Agreement):-

                  6.1.1 duly perform its obligations under each agreement relating to or constituting a Book Debt or other debt forming part of the Charged Property and notify the Bank of any default thereunder;

                  6.1.2 not agree to any variation of any agreement relating to any Book Debt or other debt or release any other party thereto from any of their respective obligations thereunder, waive any such obligations, give any consent which may be given thereunder or submit any dispute to arbitration thereunder;

                  6.1.3 not exercise any right or power conferred on it by or available to it under or in respect of the Book Debts unless and until requested to do so by the Bank and, upon such request by the Bank, shall exercise such right or power as the Bank may direct;

                  6.1.4 not accept or make any claim that any agreement relating to or constituting a Book Debt or other debt has been frustrated or has ceased to be in full force and effect;

                  6.1.5 not assign or otherwise dispose of all or any of its rights under any agreement relating to or constituting a Book Debt or other debt

                  PROVIDED THAT:

                   (1) the Company shall remain liable under each agreement relating to or constituting a Book Debt or other debt as aforesaid to perform all obligations as seen by it thereunder; and

                   (2) the Bank shall not be under any obligation or liability under any such agreement or liable to make any payment thereunder; and

                   (3) the Bank shall not be obliged to enforce against any other party to any such agreement, any term of any such agreement or to make any enquiries as to the nature or sufficiency received by the Bank.

         6.2 not, without the previous consent in writing of the Bank, which consent shall not be unreasonably withheld, remove or destroy any of the buildings, plant, machinery, fixtures, fittings, vehicles, computers and office and other equipment or any structure whatsoever now or hereafter owned by it unless the same be worn out or rendered unfit for use or unless such removal or destruction be with a view immediately to replacing the same by other property of a more useful or convenient character and of at least equal value or utility or unless the same is required in the ordinary course of running the Company's business;

         6.3 keep all buildings for the time being comprised in its undertaking, property and assets and all plant, machinery, fixtures, fittings, vehicles, computers and office and other equipment in, upon or about the same and used for the purpose of or in connection with its business in such state of repair and in such working order and condition as it shall from time to time consider proper for the purpose of the efficient and economic carrying on of its business and, during normal business hours and upon reasonable prior notice, permit the Bank or any person as it shall from time to time in writing for that purpose appoint to enter into and upon the said buildings to view the state and condition thereof and of all such plant, machinery and apparatus as aforesaid;

         6.4 observe and perform all covenants and stipulations from time to time materially affecting its patent applications trade marks trade names registered designs and copyrights and all other industrial or intangible property or any licence or ancillary or connected rights from time to time relating to industrial or intangible property;

         6.5 in the event of a notice being served materially adversely affecting the Charged Property or any part thereof or in the event of any proceedings being commenced materially adversely affecting the same in a matter of material importance immediately give full particulars thereof to the Bank;

         6.6 do, observe and perform to the extent that omitting to do, non-observance or non-performance would have a material adverse affect on the business of the Company all its obligations and all matters and things necessary or expedient to be done, observed and performed under or by virtue of every lease, licence, fee farm grant, agreement or other instrument relating to its freehold and leasehold property and every other lease licence and agreement to which the Company is party so as to preserve, protect and maintain all of the rights of the Company thereunder;

         6.7 use all freehold and leasehold property comprised in the Charged Property only for purposes for the time being authorised as the permitted use or user thereof under or by virtue of the Planning Acts (as hereinafter defined);

         6.8 not carry out any development within the meaning of the Planning Acts in or upon any such freehold or leasehold property without first obtaining such permission as may be required under or by virtue of the Planning Acts;

         6.9 within seven days after the receipt of any notice or proposal for a notice or order or proposal for an order given issued or made to the Company by a Planning Authority under or by virtue of the Planning Acts in respect of any such freehold and leasehold property give full particulars thereof to the Bank and if so required by the Bank produce the same and also without delay will take all reasonable or necessary steps to comply with such notice or order and also will at the request of the Bank make or join with the Bank in making such application, appeal or representations against or in respect of any proposal for such notice or order as the Bank may deem expedient;

         6.10 pay or cause to be paid all rents, taxes, rates, assessments, impositions, calls and outgoings whether governmental, municipal or otherwise, imposed upon or payable in respect of the Charged Property or any part thereof as and when the same shall become payable and also (save in respect of debts which are being disputed in good faith) punctually pay and discharge or cause to be paid and discharged all debts and obligations to or in respect of persons employed by the Company which by law may have priority over the security hereby created;

         6.11 use its best endeavours not to trade under conditions imposing reservation of title in favour of creditors and if such trading shall occur, immediately advise the Bank of the terms of such trading including details of contract, names of suppliers and amounts involved;

         and so that if the Company shall fail to perform any obligation on its part herein contained the Bank may itself or by any agents perform any of the said covenants capable of being performed by it or by such agents and if any such obligation requires the payment or expenditure of money the Bank may make such payment or expenditure with its own funds or with money borrowed by or advanced to it for such purpose but shall be under no obligation so to do; all sums so expended or advanced shall be added to the indebtedness hereby secured and shall bear interest accordingly and shall be repayable to the Bank on demand.


7                                     RECEIVERS

         7.1 At any time after the moneys hereby secured shall have become due and payable the Bank may from time to time appoint by writing under the hand of a duly authorised officer of the Bank any person or persons considered by it to be competent to be a receiver or manager or receivers or managers (hereinafter called a "Receiver" which expression shall where the context so admits include the plural and any substituted receiver and manager or receivers and managers) of any part of the Charged Property and may from time to time in writing under the hand of a duly authorised officer of the Bank remove any Receiver so appointed and appoint another in his stead.

         7.2 A Receiver so appointed shall be the agent of the Company and the Company shall be solely responsible for his acts and defaults and the Bank shall have power from time to time to fix the remuneration of any Receiver appointed by the Bank and to direct payment thereof out of the Charged Property or any part thereof but the Company shall alone be liable for the payment of such remuneration and the provisions of Section 24 of the Conveyancing and Law of Property Act 1881 ("the Conveyancing Act") as modified by the provisions hereof with the exception of sub-sections 6 and 8 shall apply hereto.

         7.3 A Receiver so appointed shall have and be entitled to exercise all powers conferred by the Conveyancing Act and all other statutes in the same way as if the Receiver had been duly appointed thereunder and shall furthermore but without limiting any powers hereinbefore referred to have power:-

                  7.3.1 to take possession of, collect and get in the property in respect of which he is appointed or any part thereof and for that purpose to take any proceedings in the name of the Company concerned or otherwise as may seem expedient;

                  7.3.2 to carry on or manage or develop or diversify or concur in carrying on or managing or developing or diversifying the business of the Company and for that purpose to raise money on any part of the property in respect of which he is appointed in priority to this security or otherwise;

                  7.3.3 to exercise all or any of the powers which an absolute owner would have of managing and superintending the management of the property in respect of which he is appointed and in particular to sell or concur in selling, let or concur in letting to surrender and/or accept surrenders of leases of any part of such property in such manner and generally on such terms and conditions as he thinks fit and to carry any such sale, letting or surrender into effect by conveying, leasing, letting, surrendering or accepting surrenders in the name of or on behalf of the Company concerned or otherwise; any such sale may be for cash, debentures or other obligations, shares stock or other valuable consideration and may be payable in a lump sum or by installments spread over such period as the Bank or the Receiver shall think fit and so that any consideration or part thereof received in a form other than cash shall ipso facto forthwith on receipt be and become charged with the payment of all the moneys hereby secured as though it had been included in the charge hereby created and form part of the Charged Property. Plant machinery and other fixtures may be severed and sold separately from the premises containing them without the consent of the Company being obtained thereto;

                  7.3.4 to make any arrangements or compromise which he or the Bank may think expedient;

                  7.3.5 to make and effect any repairs renewals and improvement of the plant machinery and effects of the Company which he or the Bank may think necessary and to maintain or renew all insurance;

                  7.3.6 to make calls conditionally or unconditionally on the members of the Company in respect of the uncalled capital with such and the same powers for the purpose of enforcing payment of any calls so made as are by the Articles of Association conferred on the directors of the Company in respect of calls authorised to be made by them in the names of the directors or in that of the Company or otherwise and to the exclusion of the directors power in that behalf;

                  7.3.7 to appoint managers officers servants workmen and agents for the aforesaid purposes at such salaries and for such periods as he may determine;

                  7.3.8 to enter upon any part of the Charged Property from time to time with or without workmen and others for the purpose of making and effecting any repairs, renewals or alterations to any part thereof including (without prejudice to the generality of the foregoing) the completion of any buildings in course of erection or other works in progress thereon which the Receiver may think necessary and to appoint architects, surveyors, contractors, workmen and agents for the purposes aforesaid on such terms as the Receiver may determine and (without prejudice to the power hereinafter conferred) to borrow from the Bank on the account of the Company all such moneys as the Receiver shall require for the purposes aforesaid to the intent that all moneys advanced by the Bank to the Receiver for the said purposes shall be secured by this deed;

                  7.3.9 to do all such other acts and things as may be incidental or conducive to any of the matters or powers aforesaid and which the receiver lawfully may or can do as agent for the Company.

         7.4 All moneys received by the Receiver shall be applied by him for the following purposes (subject to the claims of secured or unsecured creditors (if any) ranking in priority to this deed) and in the following order:

                   7.4.1 in payment of all costs, charges and expenses of and incidental to the appointment of the Receiver and the exercise of all or any of the powers aforesaid and of all outgoings properly paid by him;

                  7.4.2 in payment of remuneration to the Receiver at such rate as may be agreed between him and the Bank;

                  7.4.3 in or towards payment to the Bank of all moneys payment of which is hereby secured; and

                  7.4.4 any surplus shall be paid to the Company or any other person entitled thereto.

         7.5 Neither the Bank nor any Receiver appointed hereunder shall be liable to account as mortgagee or mortgagees in possession in respect of any of the Charged Property or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever (except to the extent that the same results from its or his negligence) or willful default in connection with any of the Charged Property for which a mortgagee in possession might as such be liable and all costs, charges and expenses incurred by the Bank or any Receiver appointed hereunder (including the costs of any proceedings to enforce the security hereby given) shall be paid by the Company on a solicitor and own-client basis and be charged on the Charged Property.

         7.6 The foregoing powers of appointment of a Receiver shall be in addition to and not to the prejudice of all statutory and other powers of the Bank under the Conveyancing Act (and so that any statutory power of sale shall be exercisable without the restrictions contained in Sections 19 and 20 of that Act) or otherwise and so that such powers shall be and remain exercisable by the Bank in respect of any part of the Charged Property in respect of which no appointment of a Receiver by the Bank shall from time to time be subsisting and that notwithstanding that an appointment under the powers of clause
                  7.1. shall have subsisted and been withdrawn in respect of that part of the Charged Property or shall be subsisting in respect of any other part of the Charged Property.

         7.7 No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Bank or any Receiver appointed by it to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.


8                              LIABILITY OF BANK AND RECEIVER

         8.1 In the event that the Bank shall take possession hereunder of the Charged Property or any part or parts thereof or otherwise exercises any statutory powers or any additional powers herein set forth it shall not be accountable as a mortgagee in possession of the Charged Property as the case may be.

         8.2 In the event that the Bank or any Receiver appointed by the Bank hereby shall enter into possession of any of the Charged Property or any part thereof the Bank or such Receiver as the case may be is hereby irrevocably authorised as agent of the Company to list and to remove, store, sell or otherwise dispose of all or any furniture or other chattels which shall not have been removed from the said property at the expiration of seven days from the date of such entry into possession and any list so made shall be conclusive evidence as between the Bank and such Receiver and the Company of the matters therein contained (save for manifest error) and the Company shall indemnify the Bank and the Receiver against all claims and demands in respect of such removal, storage, sale or other disposition and against all costs and expenses incurred in connection therewith.

         8.3 The Bank shall not be liable for any involuntary losses which may happen in or about the exercise or execution of the statutory power of sale or any of the powers or trusts expressed or implied which may be vested in the Bank by virtue of these presents save to the extent that the same results from its own negligence.


9                           BANK AS MORTGAGEE IN POSSESSION

         In addition to the statutory powers incidental to the estate or interest of mortgagees contained in Section 19 of the Conveyancing Act at any time after the Bank shall in accordance with the provisions hereof have entered into possession of the Charged Property or any part thereof the Bank shall have power:

         9.1 to recover and collect all Book Debts and other debts forming part of the Charged Property;

         9.2 to take over or institute all such proceedings in connection with all or any part of the Charged Property as the Bank may, in its absolute discretion, think fit and to discharge, compound, release or compromise all or any part of the Charged Property or claims in respect thereof;

         9.3      to take possession of the Charged Property;

         9.4 to implement any contracts included in the Charged Property, or to agree with any other party thereto to determine same on such terms and conditions as the Bank and such other party may agree;

         9.5 to utilise some or all of the Charged Property in discharge of the Obligations and to perform or cause to be performed all acts and things requisite or desirable according to the law of the country in which the Charged Property or any part thereof of which the Bank is in possession is situate for giving effect to the exercise of any of its said powers, authorities and discretions hereby granted;

         9.6 to effect and carry out upon any building or erection for the time being comprised in such part of the Charged Property which the Bank is in possession any such repairs, amendments, alterations and additions as the Bank shall reasonably consider necessary or desirable for the maintenance or protection of the same or any part thereof;

         9.7 to demise or agree to demise any of the Charged Property or any part thereof of which the Bank is in possession for such period, at such rent and upon such terms with or without a premium or fine in all respects as the Bank shall from time to time think fit; and

         9.8 to perform or cause to be performed all acts and things requisite or desirable according to the law of the country in which the Charged Property or any part thereof of which the Bank is in possession is situate for the purpose of giving effect to the exercise of any of the said powers, authorities and discretions.


10                                 STATUTORY POWERS

         10.1 At any time after the moneys hereby secured shall become immediately due and payable the statutory powers of sale and of appointing a receiver conferred by Section 19 of the Conveyancing Act shall immediately arise and be exercisable by the Bank free from the restrictions contained in Section 20 of the said Act.

         10.2 The restrictions on the right of consolidating mortgages contained in Section 17 of the Conveyancing Act shall not apply to this security.


11                                 CURRENCY CLAUSES

         11.1 All moneys received or held by the Bank or by a Receiver under this Debenture may from time to time after demand has been made be converted into such other currency as the Bank considers necessary or desirable to cover the obligations and liabilities of the Company in that currency at the then prevailing spot rate of exchange (as conclusively determined by the Bank) for purchasing the currency to be acquired with the existing currency.

         11.2 If and to the extent the Company fails to pay the amount due on demand the Bank may in its absolute discretion without notice to the Company purchase at any time thereafter so much of a currency as the Bank considers necessary or desirable to cover the obligations and liabilities of the Company in such currency hereby secured at the then prevailing spot rate of exchange (as conclusively determined by the Bank) for purchasing such currency with Irish Pounds and the Company hereby agrees to indemnify the Bank against the full Irish Pound price (including all costs, charges and expenses) paid by the Bank.

         11.3 No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Company in respect of which it was made unless and until the Bank shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Bank shall have a further separate cause of action against the Company and shall be entitled to enforce the charges hereby created to recover the amount of the shortfall.

                            MISCELLANEOUS PROVISIONS

12 All costs, charges and expenses (on a full indemnity basis) properly occasioned by or incidental to this or any other security held by or offered to the Bank for the same indebtedness or by or to the enforcement of any such security and incurred, suffered or paid by the Bank shall be charged on the Charged Property and shall be treated as moneys due from the Company to the Bank on current account and shall bear interest and be secured accordingly provided that the charge hereby conferred shall be in addition and without prejudice to any and every other remedy, lien or security which the Bank may or but for the said charge would have for the moneys and liabilities hereby secured or any part thereof.

13 Any interest payable under the terms of this deed shall be payable as well after as before any judgment.

14 The Company hereby irrevocably appoints the Bank and any Receiver appointed by the Bank hereunder jointly and also severally the attorney and also the attorneys of it, for it and in its name and on its behalf and as its act and deed to execute seal or otherwise perfect any deed, assurance, agreement, instrument or act which may be required or which may be deemed proper for any of the purposes aforesaid PROVIDED THAT the powers conferred on the Bank and any Receiver appointed by the Bank hereunder by this appointment shall not be exercisable unless and until a demand shall have been made by the Bank under the Guarantee.

15 The provisions of Clause 19 of the Guarantee shall apply mutatis mutandis hereto as if written out in full herein.

16 The waiver by the Bank of any breach of any term of this Debenture shall not prevent the subsequent enforcement of that term and shall not be deemed a waiver of any subsequent breach.

17 Where the context so admits the expression the "Company" shall include its successors and permitted assigns and the "Bank" shall include its successors and assigns and the "Planning Acts" shall mean the Local Government (Planning and Development) Acts 1963 and 1983 and any reference herein to a person shall if the context so admits apply also to a company, partnership or unincorporated association and any reference herein to any legislation shall be deemed to include reference to such legislation as amended, extended or otherwise modified by any subsequent legislation and shall also be deemed to include reference to all regulations made or taking effect as if made thereunder as from time to time amended or re-enacted by subsequent legislation and regulations.


                           LAND REGISTRY AND LAND ACT

18 The address of the Bank in the State for service of notices and its description are:



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19       The Bank hereby certifies that it is a qualified person within the meaning of Section 45 of the Land Act 1965 or that an appropriate consent has been obtained under Section 45 of the Land Act 1965 and that any conditions attached thereto have been complied with (as the case may be).


IN WITNESS whereof this Debenture has been entered into the day and year first herein written.

GIVEN under the Common Seal
of LIONBRIDGE TECHNOLOGIES IRELAND
was affixed hereto:




SIGNED for and on behalf of
SILICON VALLEY BANK
in the presence of: